UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2007

HUNGARIAN TELEPHONE AND CABLE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11484	13-3652685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite #3400

Seattle, Washington 98101-3034

(Address of Principal Executive Offices)

(206) 654-0204

(Registrant's telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 16, 2007, following notification by Hungarian Telephone and Cable Corp. ("HTCC") to the American Stock Exchange ("AMEX") that HTCC has not yet filed its quarterly report on Form 10-Q for the quarterly period ended March 31, 2007 (the "Quarterly Report") with the SEC, HTCC received from the AMEX on May 16, 2007 a written notice of noncompliance with the continued listing requirement set forth in Sections 134 and 1101 of the AMEX's Company Guide due to the delayed filing of HTCC's Quarterly Report. In order to maintain its AMEX Listing, HTCC must submit a plan by June 18, 2007, advising the Amex of action it has taken, or will take, that would bring HTCC into compliance with Sections 134 and 1101 by no later than November 16, 2007. HTCC was required to contact the AMEX by May 23, 2007 to confirm receipt of the written notice of noncompliance, discuss any new developments and indicate whether or not HTCC intends to submit a plan of compliance. HTCC has contacted the AMEX and acknowledged receipt of the written notice and indicated that HTCC plans to file its Quarterly Report with the SEC by May 25, 2007 following the filing of an amendment to its Annual Report on Form 10-K for the year ended December 31, 2006.

Item 7.01 Regulation FD Disclosure*

On May 18, 2007, Hungarian Telephone and Cable Corp. issued a press release announcing the receipt from the American Stock Exchange ("AMEX") of a written notice of noncompliance with the continued listing requirement set forth in Sections 134 and 1101 of the AMEX's Company Guide due to the delayed filing of HTCC's quarterly report on Form 10-Q for the quarterly period ended March 31, 2007. The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits*

(d) Exhibits

99.1 Press Release dated May 18, 2007.

* The information furnished under Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto under Item 9.01, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. .

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUNGARIAN TELEPHONE AND CABLE CORP.

Date: May 18, 2007 By: /s/ Peter T. Noone

Peter T. Noone

General Counsel

HUNGARIAN TELEPHONE AND CABLE CORP.

Exhibit Index

Exhibit Number	Description of Document
99.1	Press Release dated May 18, 2007